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                                  Exhibit 10.56

                 [Halsey Drug Co., Inc. 1998 Stock Option Plan]


                              HALSEY DRUG CO., INC.
                             1998 STOCK OPTION PLAN

1. PURPOSES. The Plan described herein, as amended and restated, shall be known as the "Halsey Drug Co., Inc. 1998 Stock Option Plan" (the "Plan"). The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company or its Subsidiaries (as defined in Section 2 below) to whom Option's may be granted under this Plan, and to promote the success of the Company's business.

      Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "Non-ISO's," at the discretion of the Board and as reflected in the terms of the written option agreement.

      The Plan is not intended as an agreement or promise of employment. Neither the Plan, nor any Option granted pursuant to the Plan, shall confer on any person any right to continue in the employ of the Company. The right of the Company to terminate an Employee is not limited by the Plan, nor by any Option granted pursuant to the Plan, unless such right is specifically described by the terms of any such Option.

2. DEFINITIONS. As used herein, the following definitions shall apply:

      (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

      (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Committee" shall mean the Committee appointed under Section 4(a) hereof.

      (d) "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

      (e) "Company" shall mean Halsey Drug Co. Inc., a New York corporation.

      (f) "Continuous Service or Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

      (g) "Director" shall mean any person serving on the Board of Directors.
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      (h) "Employee" shall mean any person, including officers, employed by the
Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (j) "Fair Market Value" shall mean (i) the closing price for a share of the Common Stock on the exchange or quotation system which reports or quotes the closing prices for a share of the Common Stock, as accurately reported for any date (or, if no shares of Common Stock are traded on such date, for the immediately preceding date on which shares of Common Stock were traded) in The Wall Street Journal (or if The Wall Street Journal no longer reports such price, in a newspaper or trade journal selected by the Committee) or (ii) if no such price quotation is available, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

      (k) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      (l) "Non-ISO" shall mean an Option to purchase stock which is not intended by the Committee to satisfy the requirements of Section 422 of the Code.

      (m) "Option" shall mean a stock option granted pursuant to the Plan.

      (n) "Optioned Stock" shall mean the Common Stock subject to an Option.

      (o) "Optionee" shall mean an Employee, Director or Consultant who receives an Option.

      (p) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (q) "Plan" shall mean this Halsey Drug Co. Inc. 1998 Stock Option Plan, as amended from time to time.

      (r) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

      (s) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

      (t) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.
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      (u) "Ten Percent Shareholder" shall mean a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or a Subsidiary.

3. STOCK AUTHORIZED.

      Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be Optioned and sold under the Plan is Two Million Six Hundred Thousand (2,600,000) shares of authorized, but unissued, or reacquired Common Stock.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

4. ADMINISTRATION.

      (a) Procedure. The Company's Board of Directors may appoint a Committee to administer the Plan which shall be constituted so as to permit the Plan to continue to comply with Rule 16b-3, as currently in effect or as hereafter modified or amended. The Committee appointed by the Board of Directors shall consist of not less than two members of the Board of Directors, to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan; provided, however, that at no time shall a Committee of less than two members administer the Plan. Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary contained herein, no member of the Committee shall serve as such under this Plan unless such person is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) of the Exchange Act. A majority vote of the members of the Committee shall be required for all of its actions.

      A majority of the entire Committee shall constitute a quorum, and the action of the majority of the Committee members present at any meeting at which a quorum is present shall be the action of the Committee. All decisions, determinations, and interpretations of the Committee shall be final and conclusive on all persons affected thereby and shall, as to Incentive Stock Options, be consistent with Section 422 of the Code. The Committee shall have all of the powers and duties set forth herein, as well as such additional powers and duties as the Board of Directors may delegate to it; provided, however, that the Board of Directors expressly retains the right in its sole discretion (i) to elect and to replace the members of the Committee, and (ii) to terminate or amend this Plan in any manner consistent with applicable law.
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      (b) Powers of the Committee. Subject to the provisions of the Plan, the
Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or to grant Non-ISO's; (ii) to determine the Fair Market Value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8 of the Plan; (iv) to determine the persons to whom (including, without limitation, members of the Committee) and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan;
(vi) to prescribe, amend and rescind rules and regulations relating to the Plan;
(vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      (c) Subject to the provisions of this Plan and compliance with Rule 16b-3 of the Exchange Act, the Committee may grant options under this Plan to members of the Company's Board of Directors, including members of the Committee, and in such regard may determine:

            (i)   the time at which any such Option shall be granted;

            (ii)  the number of Shares covered by any such Option;

            (iii) the time or times at which, or the period during which, any such Option may be exercised or whether it may be exercised in whole or in installments;

            (iv)  the provisions of the agreement relating to any such Option;
                  and

            (v) the Option Price of Shares subject to an Option granted such Board member.

      (d) Effect of the Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. ELIGIBILITY. Incentive Stock Options may be granted only to Employees. Non-ISO's may be granted to Employees as well as non-employee Directors and Consultants of the Company as determined by the Board or any Committee. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

      Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall (1) specify whether the Option is an Incentive Stock Option or a Non-ISO and (2) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems
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consistent with the terms of this Plan, including, without limitation, a restriction on the number of shares of stock subject to the Option which first become exercisable during any calendar year.

      To the extent that the aggregate Fair Market Value of the stock of the Company subject to Incentive Stock Options granted (determined as of the date such an Incentive Stock Option is granted) which first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-ISO's. This $100,000 limitation shall be administered in accordance with the rules under
Section 422(d) of the Code.

6. EFFECTIVE DATE AND TERM OF PLAN. The effective date of this Plan ("Effective Date") shall be the date it is adopted by the Board, provided the shareholders of the Company (acting at a duly called meeting of such shareholders or by the written consent of shareholders) approve this Plan within twelve (12) months after such Effective Date. The effectiveness of Options granted under this Plan prior to the date such shareholder approval is obtained shall be contingent on such shareholder approval.

      Subject to the provisions of Section 13 hereof, no Option shall be granted under this Plan on or after the earlier of

      (1) the tenth anniversary of the Effective Date of this Plan in which event the Plan otherwise thereafter shall continue in effect until all outstanding Options shall have been surrendered or exercised in full or no longer are exercisable, or

      (2) the date on which all of the Common Stock reserved for issuance under
Section 3 of this Plan has (as a result of the exercise or expiration of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event the Plan also shall terminate on such date.

7. TERM OF OPTION. An Option shall expire on the date specified in such Option, which date shall not be later than the tenth anniversary of the date on which the Option was granted, except that, if any Employee, at any time an Incentive Stock Option is granted to him or her, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of Common Stock (or, under Section 424(d) of the Code is deemed to own stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Employee, or by or for any corporation, partnership, state or trust of which such Employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted him or her shall not be exercisable after the expiration of five years from the date of grant or such earlier expiration as provided in the particular Option agreement.
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8. EXERCISE PRICE AND CONSIDERATION.

      (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

            (i) In the case of an Incentive Stock Option

                  (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                  (B) granted to any Employee, the per share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Non-ISO, the per Share exercise price shall be determined by the Board on the date of grant.

            (iii) In the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to
Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

      (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under New York law.

If the optionee desires to pay for the optioned shares, in whole or in part, by conversion of Shares, Optionee shall be entitled upon exercise of the Option to receive that number of Shares equal to the quotient obtained by dividing [(A-B)(X)] by (A) where:

            (A)   =     the Fair Market Value of one Share of Common Stock on
                        the date of conversion.

            (B)   =      the Option Price for one Share of Common Stock subject
                        to an Option.

            (X)   =     the Number of Shares of Common Stock issuable upon
                        exercise of the Option if exercised for cash;
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provided, if the above calculation results in a negative number, then no Shares shall be issued or issuable upon conversion of the Option. Any payment made in Shares of the Company's Common Stock shall be treated as equal to the Fair Market Value of such Common Stock on the date the properly endorsed certificate for such Common Stock is delivered to the Committee (or its delegate).

9. EXERCISE OF OPTION.

      (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance, which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Status as an Employee, or Director or Consultant with Respect to Non-ISO's. Non-ISO's granted pursuant to the Plan may be exercised notwithstanding the termination of the Optionee's status as an employee, a non-employee Director or a Consultant, except as provided in the Plan or as provided by the terms of the Stock Option Agreement.

      (c) Termination of Service as an Employee with Respect to Incentive Stock Options. If the Continuous Service of any Employee terminates, he or she may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Committee) after the date he or she ceases to be an Employee of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it as of the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not
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exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

      (d) Disability of Optionee. Notwithstanding the provisions of Section 9(c) above, in the event an Employee is unable to continue his or her Continued Service with the Company as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), he or she may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as is determined by the Committee) from the date of disability, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such disability. To the extent that he or she was not entitled to exercise the Option at the date of disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

      (e) Death of Optionee. In the event of the death of an Optionee:

            (i) during the term of the Option who is at the time of his or her death an Employee of the Company and who shall have been in Continuous Status as an Employee, a Director or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one
                  (1) month after the date of death; or

            (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Committee) after the termination of Continuous Status as an Employee, a Director or Consultant, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10. TRANSFERABILITY OF OPTIONS.

      (a) Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the life time of the Optionee only by the Optionee.

      (b) The Committee may, in its discretion, authorize all or a portion of the Non-ISOs to be granted to an Optionee to be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of the Optionee (the "Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Non-ISO Stock Option Agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a
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manner consistent with this section, (z) subsequent transfers of transferred
Options shall be prohibited except those made by will or by the laws of descent or distribution, and (zz) such transfer is approved in advance by the Committee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of determining the rights of exercise under the Option, the term "Optionee" shall be deemed to refer to the transferee. The termination of service as an employee, non-employee director or consultant shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 9 of the Plan and in the Stock Option Agreement.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an Option.

      In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.


12. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee, non-employee Director and Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

13. AMENDMENT AND TERMINATION OF THE PLAN. (a) The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

            (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

            (ii) any change in the class of Employees which are eligible participants for Options under the Plan; or

            (iii) if shareholder approval of such amendment is required for continued compliance with Rule 16b-3.

      (b) Shareholder Approval. Any amendment requiring shareholder approval under Section 13(a) of the Plan shall be solicited as described in Section 17 of the Plan.

      (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. OPTION AGREEMENT. Options shall be evidenced by written Option agreements in such form as the Committee shall approve.

17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. The approval of such shareholders of the Company shall be (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

18. MISCELLANEOUS PROVISIONS. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate to him for such shares.

19. OTHER PROVISIONS. The stock option agreement authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable. Any such stock option agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Code if an Incentive Stock Option is intended to be granted.

20. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

21. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

22. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

23. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and Directors of the Company or any Subsidiary.

24. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

25. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

26. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law. The Plan is intended to comply with Rule 16b-3. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan, unless the Board of Directors shall expressly resolve that the Plan is no longer intended to comply with Rule 16b-3.


Dated: April 16, 1998